UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2017 (May 23, 2017)

LINN ENERGY, INC.

(Exact name of registrant specified in its charter)

Delaware	000-51719	81-5366183
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

600 Travis Street Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On May 23, 2017, Linn Energy Holdings, LLC (“LEH”), Linn Operating, LLC (“LOL”) and Linn Midstream, LLC (“Midstream” and together with LEH and LOL, the “Sellers”), each of which is a wholly owned subsidiary of Linn Energy, Inc. (the “Company”), entered into a purchase and sale agreement (the “PSA”) with Berry Petroleum Company, LLC (the “Buyer”). Pursuant to the terms of the PSA, the Sellers agree to sell approximately 500 total net acres located in the San Joaquin Basin, California to the Buyer for $263.0 million in cash, subject to purchase price adjustments (the “Disposition”). Proceeds from the Disposition are expected to be used to reduce outstanding borrowings under the Company’s revolving credit facility and term loan. The Disposition is expected to close no later than July 31, 2017, with an effective date of March 1, 2017.

The PSA contains various representations, warranties, covenants and indemnification obligations of the Sellers and the Buyer that are customary in transactions of this type. The closing is subject to satisfaction or waiver of specified conditions, including the material accuracy of the representations and warranties of the Sellers and the Buyer. There can be no assurance that these closing conditions will be satisfied.

The PSA may be terminated, subject to certain exceptions, (i) by mutual written consent of the Sellers and the Buyer, (ii) resulting from certain material breaches of the PSA that remain uncured and cause the failure of certain closing conditions, (iii) if the closing has not occurred on or before August 1, 2017, (iv) in the event the conditions related to the Title Defect Values (as defined in the PSA) and the Aggregate Environmental Defect Values (as defined in the PSA) are not satisfied and (v) upon the occurrence of certain other events specified in the PSA.

On May 24, 2017, the Buyer placed into escrow approximately $26.3 million (the “Deposit Amount”). If the PSA is terminated under certain circumstances resulting from a breach of the PSA by the Buyer, the Sellers will be entitled to receive the Deposit Amount as liquidated damages. Alternatively, if the PSA is terminated under certain circumstances resulting from a breach of the PSA by the Sellers, the Buyer will be entitled, in addition to seeking damages for breach of the PSA, to receive the Deposit Amount.

The foregoing description of the PSA and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the PSA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. The PSA is filed herewith to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Sellers or the Buyer as of the specific dates therein, is solely for the benefit of the parties to the PSA, may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the PSA and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the PSA and this subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the ability to consummate the Disposition as contemplated by the PSA, the use of the proceeds from the Disposition to reduce outstanding borrowings under the Company’s debt instruments and the risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission. These and other important factors could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. Please read “Risk Factors” in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other public filings. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated May 23, 2017, by and among Linn Energy Holdings, LLC, Linn Operating, LLC, Linn Midstream, LLC and Berry Petroleum Company, LLC.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the PSA have not been filed herewith. The registrant agrees to furnish supplementally copies of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2017	LINN ENERGY, INC.

	By:	/s/ Candice J. Wells
		Name:	Candice J. Wells
7		Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated May 23, 2017, by and among Linn Energy Holdings, LLC, Linn Operating, LLC, Linn Midstream, LLC and Berry Petroleum Company, LLC.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the PSA have not been filed herewith. The registrant agrees to furnish supplementally copies of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.